UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21842
                                                    -----------

                   First Trust Strategic High Income Fund II
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: April 30, 2014
                                             ----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST
STRATEGIC
High Income
Fund II (FHY)


       Semi-Annual
         Report
For the Six Months Ended
     APRIL 30, 2014

FIRST TRUST      BROOKFIELD

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2014

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  15
Statement of Operations.....................................................  16
Statements of Changes in Net Assets.........................................  17
Statement of Cash Flows.....................................................  18
Financial Highlights........................................................  19
Notes to Financial Statements...............................................  20
Additional Information......................................................  27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY) SEMI-ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2014


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Strategic High Income Fund II (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

Despite some volatility, the six months covered by this report have been positive for the U.S. markets. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 8.36% during the period. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

First Trust continues to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
"AT A GLANCE"
AS OF APRIL 30, 2014 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FHY
Common Share Price                                           $16.07
Common Share Net Asset Value ("NAV")                         $17.35
Premium (Discount) to NAV                                     (7.38)%
Net Assets Applicable to Common Shares                 $146,777,063
Current Monthly Distribution per Common Share (1)            $0.120
Current Annualized Distribution per Common Share             $1.440
Current Distribution Rate on Closing Common Share Price (2)    8.96%
Current Distribution Rate on NAV (2)                           8.30%

------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------
            Common Share Price     NAV
4/13              17.35           17.81
                  17.27           17.91
                  17.32           17.98
                  17.26           17.92
                  17.06           17.87
5/13              16.53           17.70
                  16.21           17.40
                  15.89           17.32
                  15.49           17.04
6/13              15.75           16.97
                  15.15           16.85
                  15.55           17.12
                  15.82           17.37
7/13              15.94           17.27
                  15.78           17.15
                  15.44           17.15
                  15.14           17.10
                  15.16           17.05
8/13              15.32           17.10
                  15.08           16.99
                  15.35           17.09
                  15.59           17.31
9/13              15.92           17.24
                  15.50           17.15
                  15.63           17.23
                  15.84           17.39
10/13             15.92           17.51
                  15.78           17.42
                  15.65           17.41
                  15.87           17.43
                  15.70           17.46
11/13             15.82           17.50
                  15.59           17.41
                  15.54           17.43
                  15.62           17.45
12/13             15.81           17.48
                  15.70           17.43
                  15.81           17.53
                  15.83           17.60
                  15.95           17.57
1/14              15.54           17.09
                  15.45           17.00
                  15.62           17.14
                  15.75           17.23
2/14              15.98           17.37
                  15.73           17.25
                  15.80           17.23
                  15.88           17.25
3/14              15.88           17.30
                  15.90           17.26
                  15.84           17.26
                  15.93           17.30
                  16.03           17.32
4/14              16.07           17.35


----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
                                                                                     Average Annual Total Return
                                                                               ---------------------------------------
                                             6 Months Ended    1 Year Ended     5 Years Ended    Inception (3/28/2006)
                                               4/30/2014        4/30/2014         4/30/2014          to 4/30/2014
FUND PERFORMANCE (3)
NAV                                              3.63%            6.06%            11.75%               -2.14%
Market Value                                     5.30%            1.06%             7.81%               -3.61%

INDEX PERFORMANCE
Barclays Capital Ba U.S. High Yield Index        4.50%            5.12%            13.74%                9.08%
Bank of America Merrill Lynch U.S. High Yield
   Master II Index                               4.76%            6.29%            15.80%                8.87%
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                     INVESTMENTS
--------------------------------------------------------
Corporate Bonds and Notes                   72.2%
Foreign Corporate Bonds and Notes           12.7
Residential Mortgage-Backed Securities       5.8
Manufactured Housing Loans                   4.1
Senior Floating-Rate Loan Interests          2.4
Equity                                       1.6
Commercial Mortgage-Backed Securities        1.2
Collateralized Debt Obligations              0.0*
--------------------------------------------------------
                                 Total     100.0%
                                           ======
* Amount is less than 0.1%.

--------------------------------------------------------
                                          % OF TOTAL
                                         FIXED-INCOME
CREDIT QUALITY (4)                       INVESTMENTS
--------------------------------------------------------
AAA                                          0.5%
AA-                                          0.5
A-                                           1.0
BBB-                                         2.4
BB+                                          4.9
BB                                          11.0
BB-                                         12.5
B+                                          11.3
B                                           14.4
B-                                          18.5
CCC+                                        14.2
CCC                                          2.2
CCC-                                         2.1
CC                                           1.6
C                                            1.0
D                                            0.9
NR                                           1.0
--------------------------------------------------------
                                 Total     100.0%
                                           ======

(1) Most recent distribution paid or declared through 4/30/2014. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2014. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    Not rated.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2014


                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") serves as the Fund's sub-advisor. Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global alternative asset manager with $190 billion in assets under management as of March 31, 2014. Brookfield Asset Management has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield Asset Management is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Brookfield Asset Management's public market activities are conducted by Brookfield, a registered investment advisor. These activities complement Brookfield Asset Management's core competencies and include global listed real estate and infrastructure equities, corporate high-yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield maintains offices and investment teams in Toronto, Chicago, Boston and London and had over $10 billion of assets under management as of March 31, 2014.

                           PORTFOLIO MANAGEMENT TEAM

DANA E. ERIKSON, CFA - MANAGING DIRECTOR

ANTHONY BREAKS, CFA - SENIOR DIRECTOR

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND II

The primary investment objective of the First Trust Strategic High Income Fund II ("FHY" or the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK

High Yield

TAPERING AND INTERNATIONAL EVENTS FUEL MARKETS

As we entered the six-month period beginning November 2013, the Federal Reserve finally announced the start of the long-awaited taper. The markets applauded and interest rates peaked above 3% on the combination of the tapering news and stronger year-end economic growth in North America. Even Washington got in the act, with Congress passing a budget bill that should help avoid another disconcerting government shutdown.

As 2014 began, international events influenced markets as investors grew particularly concerned about emerging market declines. Russian troops entered Crimea, and once again China's growth prospects came into question. The U.S. saw a change in leadership at the Federal Reserve, and new Chairman Janet Yellen's testimony before the House was well received, though she stumbled later with comments over the pace of Fed stimulus tapering. However, throughout the period, the Federal Reserve continued tapering its asset purchases. As the six-month period ended, economic indicators in North America were somewhat weaker than expected, possibly influenced by unusually cold weather. U.S. Treasury yields ended April 2014 at 2.65%, a notable 38 basis points lower since the start of 2014.

HIGH YIELD OUTPERFORMS

The high-yield market produced a positive return of 4.76% for the six-month period ended April 30, 2014, according to the Bank of America Merrill Lynch U.S. High Yield Master II Index. The asset class benefitted from strong fundamentals combined with positive inflows. For the six-month period, performance was similar for BB and B-rated securities, while the lower-rated tiers had higher returns. All broad sectors within high yield posted positive returns over the period. By industry, the market saw outperformance in banking, insurance and utilities, which were up 6.7%, 6.4% and 6.2%, respectively1. Underperforming sectors included automotive, consumer cyclicals and financial services, which were up 3.9%, 3.8%, and 3.8%,respectively.(1)

-----------------------------
(1) Bank of America Merrill Lynch U.S. High Yield Master II Index.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

CREDIT CONDITIONS

The period ended with the default of Energy Future Holdings Corp., which was the largest high-yield default on record at $36.1 billion. This increased the trailing twelve-month default rate to 2.15%. By historical measures, the default rate remains considerably below the long-term average of 3.9%.(2) We believe defaults will remain low for the foreseeable future. Investors have seen improvement in the upgrade-to-downgrade ratio as measured by the bond rating agencies and we remain positively disposed toward credit as we see continued positive trends in the new issue market.

Most of the parameters we monitor remain positive, but indicate the market is in the early stages of re-risking. In April, we also saw the completion of the largest high-yield bond transaction in the market's history (Altice/Numericable). The market continues to post record issuance, with April's volume of $41.3 billion representing the ninth highest monthly total on record.(3) New issue activity continues to be led by refinancing, which tends to reduce credit risk by extending maturities. We also saw a reduction in the issuance of payment-in-kind/toggle bonds, which are typically higher risk than cash-pay bonds (since the issuer has the option to make some interest payments in bonds rather than cash).

OUTLOOK

We believe the high-yield bond market will continue to enjoy the fruits of solid credit fundamentals. The modest pace of economic growth over the past five years has been ideal for high-yield bond investors, in our opinion. In many ways, this is a "Goldilocks economy"-- neither too hot nor too cold. Faster growth would have required companies to borrow to expand capacity. Slower growth might have pressured profits. The uncertainty surrounding Fed policy, international growth, and international politics has kept corporate management conservative and tempered the levers which typically push leverage higher at this stage of the cycle.

High-yield bond spreads ended the period at 412 basis points, only 6 basis points above their post crisis low.(4) Investors are increasingly willing to expose capital to credit, which is squeezing the potential return from credit. Spreads are currently at a level where historically the high-yield market has become more sensitive to rising interest rates, if and when they materialize. We remain positively disposed toward high-yield investments, but continue to caution that - like all risk assets - they remain vulnerable to investor sentiment. We believe that investors would be prudent to keep future return expectations roughly in line with current yields.

SECURITIZED PRODUCTS

Mortgage-related securitized products performed well through the period, largely due to improved conditions in the underlying housing market and the associated loan collateral of mortgage-backed Securities (MBS"). Volatility in the sector continues to decrease as fundamentals continue to improve.

A key driver for the non-Agency MBS market is the value of the real estate collateral securing the loans that back the portfolio's bonds. We are encouraged by the sustained improvement in both residential and commercial real estate markets. During the period, national home prices continued on the upward trend and many of the fundamental underpinnings for housing, such as demand, inventory levels and delinquency rates, are also showing marked progress. The most recent survey of bank lending officers, the Senior Loan Officer Survey, showed improvements in credit provision by banks. Credit has been very tight for borrowers with weaker credit scores or higher loan-to-value ratios, so any expansion to credit provision is notable.

Within commercial real estate, top tier properties in major markets have improved significantly and we believe a broader commercial real estate market recovery has commenced. As the availability of commercial mortgage credit has greatly improved, investors have begun to look at opportunities beyond those major markets. Oversupply has not been an issue in this real estate cycle, as new construction virtually halted during the financial crisis in 2008 and 2009 and, with the exception of the multifamily sector, remains extremely low by historical standards. In our opinion, the lack of new construction should also further support values as demand for space returns and the lead times required to deliver new space keeps supply in check.

Securitized products continue to be characterized by positive fundamentals, particularly the stronger trends in inventory, price increases and lower delinquency levels. Additionally, there has been increased new issuance in the commercial MBS markets as well as the non-Agency MBS markets. In our view, the secondary markets for seasoned securities continue to offer better opportunities to the Fund, since these discount-priced securities benefit as the ability to refinance a loan improves.

-----------------------------

(2)   J.P. Morgan, High-Yield Market Monitor, May 1, 2014, page 3.

(3)   J.P. Morgan, High-Yield Market Monitor, May 1, 2014, page 6.

(4)   J.P. Morgan, High-Yield Market Monitor, May 1, 2014, page 1.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE ANALYSIS

For the six-month period ended April 30, 2014, the Fund had a total return(5) of 3.63% based on net asset value ("NAV"). For the period, the Fund traded from a discount to NAV of -8.85% to a discount of -7.38%, resulting in a total return of 5.30%, based on market price.

The total return for the Fund's benchmark, the Barclays Capital Ba U.S. High Yield Index, was 4.50% for the six-month period ended April 30, 2014. While the benchmark contains mostly corporate debt, it is important to note that the Fund maintained exposure to structured finance and mortgage-related securities during the period.

An important factor impacting the return of the Fund relative to its benchmark was the Fund's use of financial leverage through the use of bank borrowings. As of April 30, 2014, the Fund's leverage was approximately 28.80% of Managed Assets. Leverage contributed positively to the Fund's performance during the period. The Fund may utilize leverage in an amount up to 33.33% of Managed Assets. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and capital growth for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of the valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising.

Contributors to relative performance this period included the Fund's overweight position in the Services, Basic Industry and Consumer Cyclical sectors. All of the Fund's relative sector underweights detracted from performance compared to the Bank of America Merrill Lynch U.S. High Yield Master II Index. The Fund also benefitted from an overweight allocation to CCC and B rated bonds while the underweight position versus the Bank of America Merrill Lynch U.S. High Yield Master II Index on BB rated bonds detracted from performance.

Compared to the Bank of America Merrill Lynch U.S. High Yield Master II Index, a major detractor from performance was an underweight position in the Banking sector, which outperformed the market. Also detracting from performance was security selection in the Media sector, particularly in the Media services subsector.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2014 and subject to change based on subsequent developments.

-----------------------------

(5) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2014 (UNAUDITED)

 PRINCIPAL                                                              STATED        STATED
   VALUE                           DESCRIPTION                          COUPON       MATURITY        VALUE
------------   ----------------------------------------------------   -----------   ----------   -------------
CORPORATE BONDS AND NOTES - 98.4%

               AUTOMOTIVE - 4.2%
$  1,275,000   American Axle & Manufacturing, Inc..................      6.25%       03/15/21    $   1,354,688
   1,050,000   American Axle & Manufacturing, Inc..................      6.63%       10/15/22        1,143,188
   1,750,000   Chrysler Group LLC/Chrysler Group Co-Issuer,
                 Inc. (a)..........................................      8.25%       06/15/21        1,975,312
   1,500,000   Ford Motor Co. (a)..................................      6.50%       08/01/18        1,744,708
                                                                                                 -------------
                                                                                                     6,217,896
                                                                                                 -------------
               BASIC INDUSTRY - 12.1%
   2,075,000   Alpha Natural Resources, Inc. (a)...................      6.25%       06/01/21        1,540,688
   3,275,000   Arch Coal, Inc. (a).................................      7.25%       06/15/21        2,464,437
   1,750,000   Associated Materials LLC/AMH New Finance,
                 Inc. (a)..........................................      9.13%       11/01/17        1,846,250
     500,000   Building Materials Corp. of America (b).............      6.75%       05/01/21          542,500
   2,450,000   Hexion US Finance Corp. (a).........................      9.00%       11/15/20        2,385,688
   1,100,000   Huntsman International LLC (a)......................      8.63%       03/15/21        1,232,000
     500,000   Ply Gem Industries, Inc. (b)........................      6.50%       02/01/22          501,875
   1,700,000   Polymer Group, Inc. (a).............................      7.75%       02/01/19        1,831,750
   1,000,000   Steel Dynamics, Inc. (a)............................      7.63%       03/15/20        1,087,500
   2,100,000   USG Corp. (a) (c)...................................      9.75%       01/15/18        2,541,000
   1,650,000   Xerium Technologies, Inc. (a).......................      8.88%       06/15/18        1,770,656
                                                                                                 -------------
                                                                                                    17,744,344
                                                                                                 -------------
               CAPITAL GOODS - 5.8%
   1,750,000   Berry Plastics Corp. (a)............................      9.50%       05/15/18        1,844,369
   1,700,000   Crown Cork & Seal Co., Inc. (a).....................      7.38%       12/15/26        1,895,500
   1,755,000   Mueller Water Products, Inc. (a)....................      7.38%       06/01/17        1,790,100
     676,000   Tekni-Plex, Inc. (b)................................      9.75%       06/01/19          768,950
     650,000   Terex Corp..........................................      6.50%       04/01/20          708,500
   1,350,000   Terex Corp. (a).....................................      6.00%       05/15/21        1,451,250
                                                                                                 -------------
                                                                                                     8,458,669
                                                                                                 -------------
               CONSUMER CYCLICAL - 6.6%
   2,000,000   ACCO Brands Corp. (a)...............................      6.75%       04/30/20        2,090,000
   1,775,000   L Brands, Inc. (a)..................................      7.60%       07/15/37        1,903,687
   1,750,000   Levi Strauss & Co. (a)..............................      7.63%       05/15/20        1,903,125
   1,500,000   Michaels Stores, Inc. (a)...........................      7.75%       11/01/18        1,595,625
   2,100,000   Reynolds Group Issuer, Inc. (a).....................      9.00%       04/15/19        2,252,250
                                                                                                 -------------
                                                                                                     9,744,687
                                                                                                 -------------
               CONSUMER NON-CYCLICAL - 5.5%
   1,350,000   C&S Group Enterprises LLC (a) (b)...................      8.38%       05/01/17        1,412,505
   1,000,000   Easton-Bell Sports, Inc. (a)........................      9.75%       12/01/16        1,052,520
   1,800,000   New Albertsons, Inc. (a)............................      7.75%       06/15/26        1,539,000
   1,850,000   Post Holdings, Inc. (a).............................      7.38%       02/15/22        1,984,125
   1,900,000   Roundy's Supermarkets, Inc. (a) (b).................     10.25%       12/15/20        2,052,000
                                                                                                 -------------
                                                                                                     8,040,150
                                                                                                 -------------
               ENERGY - 15.3%
   2,100,000   Atlas Pipeline Partners LP/Atlas Pipeline
                 Finance Corp. (a).................................      5.88%       08/01/23        2,084,250


Page 6                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

 PRINCIPAL                                                              STATED        STATED
   VALUE                           DESCRIPTION                          COUPON       MATURITY        VALUE
------------   ----------------------------------------------------   -----------   ----------   -------------
CORPORATE BONDS AND NOTES (CONTINUED)

               ENERGY (CONTINUED)
$  1,750,000   Breitburn Energy Partners LP/Breitburn
                 Finance Corp. (a).................................      8.63%       10/15/20    $   1,916,250
     250,000   Breitburn Energy Partners LP/Breitburn
                 Finance Corp......................................      7.88%       04/15/22          271,875
   1,925,000   Calfrac Holdings LP (a) (b).........................      7.50%       12/01/20        2,045,312
   2,060,000   EV Energy Partners LP/EV Energy Finance
                 Corp. (a).........................................      8.00%       04/15/19        2,163,000
     225,000   Ferrellgas Partners LP/Ferrellgas Partners
                 Finance Corp......................................      8.63%       06/15/20          240,750
     816,163   GMX Resources, Inc. (a) (e) (j).....................     11.00%       12/01/17          701,900
   1,700,000   Hilcorp Energy I LP/Hilcorp Finance
                 Co. (a) (b).......................................      8.00%       02/15/20        1,842,375
   1,000,000   ION Geophysical Corp. (b)...........................      8.13%       05/15/18          945,000
   1,750,000   Key Energy Services, Inc. (a).......................      6.75%       03/01/21        1,855,000
     950,000   Linn Energy LLC/Linn Energy Finance
                 Corp. (a).........................................      8.63%       04/15/20        1,029,563
     800,000   Linn Energy LLC/Linn Energy Finance
                 Corp..............................................      7.75%       02/01/21          860,000
   1,275,000   Pioneer Natural Resources Co. (a)...................      6.65%       03/15/17        1,447,861
   1,300,000   RKI Exploration & Production LLC/RKI
                 Finance Corp. (b).................................      8.50%       08/01/21        1,417,000
   1,000,000   Tesoro Logistics, LP/Tesoro Logistics Finance
                 Corp..............................................      6.13%       10/15/21        1,062,500
   2,100,000   Venoco, Inc. (a)....................................      8.88%       02/15/19        2,079,000
     415,000   W&T Offshore, Inc...................................      8.50%       06/15/19          450,275
                                                                                                 -------------
                                                                                                    22,411,911
                                                                                                 -------------
               HEALTHCARE - 8.6%
   1,925,000   CHS/Community Health Systems, Inc. (a)..............      7.13%       07/15/20        2,066,969
   1,375,000   DJO Finance LLC/DJO Finance Corp. (a)...............      9.88%       04/15/18        1,505,625
   1,750,000   HCA, Inc. (a).......................................      8.00%       10/01/18        2,080,312
   1,045,000   inVentiv Health, Inc. (b)...........................     11.00%       08/15/18          969,238
   1,725,000   Jaguar Holdings Co./Merger (a) (b)..................      9.50%       12/01/19        1,914,750
   1,925,000   Kindred Healthcare, Inc. (a)........................      8.25%       06/01/19        2,064,562
   2,000,000   Kindred Healthcare, Inc. (b)........................      6.38%       04/15/22        2,035,000
                                                                                                 -------------
                                                                                                    12,636,456
                                                                                                 -------------
               MEDIA - 6.6%
   1,850,000   Cablevision Systems Corp. (a).......................      8.63%        09/15/17       2,183,000
   1,700,000   CCO Holdings LLC/CCO Holdings Capital
                 Corp. (a).........................................      8.13%        04/30/20       1,867,875
   1,700,000   Clear Channel Communications, Inc. (a)..............      9.00%        03/01/21       1,814,750
   1,850,000   Cumulus Media Holdings, Inc. (a)....................      7.75%        05/01/19       1,979,500
   1,750,000   Mediacom LLC/Mediacom Capital Corp. (a).............      9.13%        08/15/19       1,874,687
                                                                                                 -------------
                                                                                                     9,719,812
                                                                                                 -------------
               REAL ESTATE - 1.3%
   1,750,000   Realogy Corp. (a) (b)...............................      7.88%       02/15/19        1,903,125
                                                                                                 -------------


                       See Notes to Financial Statements                  Page 7

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

 PRINCIPAL                                                              STATED        STATED
   VALUE                           DESCRIPTION                          COUPON       MATURITY        VALUE
------------   ----------------------------------------------------   -----------   ----------   -------------
CORPORATE BONDS AND NOTES (CONTINUED)

               SERVICES - 17.8%
$    978,000   Avis Budget Car Rental LLC/Avis Budget
                 Finance, Inc. (a).................................      8.25%       01/15/19    $   1,046,460
   1,000,000   Avis Budget Car Rental LLC/Avis Budget
                 Finance, Inc......................................      5.50%       04/01/23        1,015,000
   2,000,000   Boyd Gaming Corp. (a)...............................      9.00%       07/01/20        2,217,500
   2,550,000   Casella Waste Systems, Inc. (a).....................      7.75%       02/15/19        2,683,875
   1,975,000   Cenveo Corp. (a)....................................      8.88%       02/01/18        2,051,531
   1,950,000   Chester Downs & Marina LLC (a) (b)..................      9.25%       02/01/20        1,940,250
   1,550,000   GLP Capital LP/GLP Financing II, Inc. (b)...........      5.38%       11/01/23        1,604,250
   1,475,000   Iron Mountain, Inc. (a).............................      6.00%       08/15/23        1,574,563
     250,000   Jurassic Holdings III (b)...........................      6.88%       02/15/21          259,375
   1,300,000   MGM Resorts International (a).......................      7.63%       01/15/17        1,482,000
   1,786,979   MTR Gaming Group, Inc. (a)..........................     11.50%       08/01/19        2,019,286
   1,250,000   National Cinemedia LLC..............................      6.00%       04/15/22        1,318,750
   1,725,000   Palace Entertainment Holdings LLC/Palace
                 Entertainment Holdings Corp. (a) (b)..............      8.88%       04/15/17        1,797,234
   2,100,000   Pulte Group, Inc. (a)...............................      6.38%       05/15/33        2,079,000
   1,000,000   Sotheby's (b).......................................      5.25%       10/01/22          975,000
     875,000   United Rentals North America, Inc...................      8.25%       02/01/21          983,281
     900,000   United Rentals North America, Inc...................      7.63%       04/15/22        1,017,000
                                                                                                 -------------
                                                                                                    26,064,355
                                                                                                 -------------
               TECHNOLOGY & ELECTRONICS - 2.9%
     500,000   CyrusOne LP/CyrusOne Finance Corp...................      6.38%       11/15/22          533,750
   2,400,000   First Data Corp. (a)................................     11.25%       01/15/21        2,754,000
     893,000   Freescale Semiconductor, Inc. (a)...................      8.05%       02/01/20          980,068
                                                                                                 -------------
                                                                                                     4,267,818
                                                                                                 -------------
               TELECOMMUNICATIONS - 11.7%
   2,000,000   Centurylink, Inc. (a)...............................      7.65%       03/15/42        1,965,000
   2,000,000   Cincinnati Bell, Inc. (a)...........................      8.75%       03/15/18        2,101,250
   1,200,000   Fairpoint Communications, Inc. (b)..................      8.75%       08/15/19        1,305,000
   1,750,000   Frontier Communications Corp. (a)...................      7.13%       03/15/19        1,964,375
     900,000   Frontier Communications Corp........................      7.13%       01/15/23          933,750
     500,000   Frontier Communications Corp........................      6.88%       07/15/28          500,000
   1,750,000   Level 3 Communications, Inc. (a)....................      8.88%       06/01/19        1,929,375
     475,000   Level 3 Financing, Inc. (b).........................      6.13%       01/15/21          499,938
   1,700,000   PAETEC Holding Corp. (a)............................      9.88%       12/01/18        1,861,500
   1,875,000   T-Mobile USA, Inc. (a)..............................      6.63%       04/01/23        2,015,625
   1,925,000   Windstream Corp. (a)................................      7.50%       06/01/22        2,064,562
                                                                                                 -------------
                                                                                                    17,140,375
                                                                                                 -------------
               TOTAL CORPORATE BONDS AND NOTES................................................     144,349,598
               (Cost $136,712,894)                                                               -------------


Page 8                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

 PRINCIPAL
   VALUE
   (LOCAL                                                               STATED        STATED         VALUE
 CURRENCY)                          DESCRIPTION                         COUPON       MATURITY    (US DOLLARS)
------------   ----------------------------------------------------   -----------   ----------   -------------
FOREIGN CORPORATE BONDS AND NOTES - 17.3%

               AUTOMOTIVE - 2.4%
   1,300,000   Jaguar Land Rover PLC (USD) (b).....................      8.13%       05/15/21    $   1,477,125
   1,375,000   Servus Luxembourg Holding S.C.A.
                 (EUR) (b).........................................      7.75%       06/15/18        2,057,922
                                                                                                 -------------
                                                                                                     3,535,047
                                                                                                 -------------
               BASIC INDUSTRY - 4.6%
   1,540,000   Cascades, Inc. (USD) (a)............................      7.88%       01/15/20        1,651,650
   1,150,000   FMG Resources (August 2006) Pty Ltd.
                 (USD) (b).........................................      6.88%       04/01/22        1,234,813
   1,750,000   Masonite International Corp. (USD) (a) (b)..........      8.25%       04/15/21        1,933,750
   1,775,000   Tembec Industries, Inc. (USD) (a)...................     11.25%       12/15/18        1,943,625
                                                                                                 -------------
                                                                                                     6,763,838
                                                                                                 -------------
               CAPITAL GOODS - 4.0%
   2,000,000   Ardagh Packaging Finance PLC/Ardagh
                 Holdings USA, Inc. (USD) (a) (b)..................      6.75%       01/31/21        2,090,000
   1,000,000   INEOS Group Holdings S.A. (USD) (b).................      5.88%       02/15/19        1,022,500
     800,000   KraussMaffei Group GMBH (EUR).......................      8.75%       12/15/20        1,256,937
   1,425,000   Trinseo Materials Operating S.C.A./Trinseo
                 Materials Finance, Inc. (USD) (a).................      8.75%       02/01/19        1,521,187
                                                                                                 -------------
                                                                                                     5,890,624
                                                                                                 -------------
               ENERGY - 1.0%
     645,000   Precision Drilling Corp. (USD)......................      6.63%       11/15/20          696,600
     700,000   Puma International Financing S.A. (USD) (b).........      6.75%       02/01/21          719,250
                                                                                                 -------------
                                                                                                     1,415,850
                                                                                                 -------------
               MEDIA - 1.4%
     625,000   Altice S.A. (USD) (b)...............................      7.75%       05/15/22          652,344
     812,500   Numericable Finance & Co., S.C.A. (EUR).............     12.38%       02/15/19        1,425,876
                                                                                                 -------------
                                                                                                     2,078,220
                                                                                                 -------------
               SERVICES - 0.7%
     700,000   Bilbao Luxembourg S.A. (EUR) (d)....................     10.50%       12/01/18        1,018,486
                                                                                                 -------------
               TECHNOLOGY & ELECTRONICS - 1.4%
   1,500,000   Legrand France S.A. (USD) (a).......................      8.50%       02/15/25        2,046,077
                                                                                                 -------------
               TELECOMMUNICATIONS - 1.8%
   1,900,000   Intelsat Luxembourg S.A. (USD) (a)..................      7.75%       06/01/21        1,987,875
     700,000   Wind Acquisition Finance S.A. (USD) (b).............      7.38%       04/23/21          721,000
                                                                                                 -------------
                                                                                                     2,708,875
                                                                                                 -------------
               TOTAL FOREIGN CORPORATE BONDS AND NOTES........................................      25,457,017
               (Cost $23,940,701)                                                                -------------


                       See Notes to Financial Statements                  Page 9

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

 PRINCIPAL                                                              STATED        STATED
   VALUE                           DESCRIPTION                          COUPON       MATURITY        VALUE
------------   ----------------------------------------------------   -----------   ----------   -------------
MORTGAGE-BACKED SECURITIES - 9.5%

               COLLATERALIZED MORTGAGE OBLIGATIONS - 7.8%
               Citicorp Mortgage Securities, Inc.
$  2,006,136     Series 2007-2, Class 1A3..........................      6.00%       02/25/37    $   2,121,248
               Countrywide Alternative Loan Trust
   1,066,409     Series 2006-29T1, Class 2A6.......................      6.50%       10/25/36          945,372
     165,947     Series 2007-11T1, Class A37 (f)...................     39.09%       05/25/37          291,709
   1,202,417     Series 2007-OA3, Class 1A1 (f)....................      0.29%       04/25/47        1,008,707
               Countrywide Home Loan Mortgage Pass-
                 Through Trust
     223,760     Series 2006-21, Class A8..........................      5.75%       02/25/37          207,323
               HarborView Mortgage Loan Trust
   1,343,663     Series 2005-9, Class B10 (f) (g)..................      1.91%       06/20/35               13
               Home Equity Asset Trust
   1,190,000     Series 2006-4, Class 2A4 (f)......................      0.43%       08/25/36          920,122
   1,261,000     Series 2006-7, Class 2A3 (f)......................      0.30%       01/25/37          857,649
               Nomura Resecuritization Trust
     831,000     Series 2014-1R, Class 2A6 (b).....................        (h)       02/26/37               83
   2,757,000     Series 2014-1R, Class 2A11 (b) (f)................      0.28%       02/26/37        1,210,613
               Residential Accredit Loans, Inc.
     175,144     Series 2007-Q56, Class A2 (f).....................     54.30%       04/25/37          405,492
               Securitized Asset Backed Receivables LLC Trust
   1,387,588     Series 2007, Class BR4 (f)........................      0.35%       05/25/37          859,094
   1,817,980     Series 2007-BR3, Class A2B (f)....................      0.37%       04/25/37        1,132,854
               Washington Mutual Alternative Mortgage Pass-
                 Through Certificates
      51,756     Series 2007-5, Class A11 (f)......................     38.55%       06/25/37           91,220
               Wells Fargo Mortgage Backed Securities Trust
     829,733     Series 2006-8, Class A15..........................      6.00%       07/25/36          842,547
     294,338     Series 2006-AR1, Class 2A5 (f)....................      5.35%       03/25/36          293,639
     322,067     Series 2007-8, Class 2A2..........................      6.00%       07/25/37          313,846
                                                                                                 -------------
                                                                                                    11,501,531
                                                                                                 -------------
               COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.7%
               Banc of America Large Loan, Inc.
   1,548,035     Series 2005-MIB1, Class L (f) (g) (i).............      3.15%       03/15/22          147,110
               Greenwich Capital Commercial Funding Corp.
   1,180,000     Series 2007-GG11, Class AJ (f)....................      6.06%       12/10/49        1,214,240
               Vornado DP LLC
     930,000     Series 2010-VNO, Class D (b)......................      6.36%       09/13/28        1,076,030
                                                                                                 -------------
                                                                                                     2,437,380
                                                                                                 -------------
               TOTAL MORTGAGE-BACKED SECURITIES...............................................      13,938,911
               (Cost $13,013,783)                                                                -------------

ASSET-BACKED SECURITIES - 5.5%

               Ace Securities Corp.
   1,015,730     Series 2003-MH1, Class A4 (b).....................      6.50%       08/15/30        1,083,994


Page 10                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

 PRINCIPAL                                                              STATED        STATED
   VALUE                           DESCRIPTION                          COUPON       MATURITY        VALUE
------------   ----------------------------------------------------   -----------   ----------   -------------
ASSET-BACKED SECURITIES (CONTINUED)

               BankAmerica Manufactured Housing Contract
                 Trust II
$  2,300,000     Series 1997-1, Class B1 (g).......................      6.94%       06/10/21    $   2,587,437
               Bombardier Capital Mortgage Securitization Corp.
     276,761     Series 1999-B, Class A1B..........................      6.61%       12/15/29          151,667
               Citigroup Mortgage Loan Trust, Inc.
   2,301,000     Series 2003-HE3, Class M4 (f).....................      3.15%       12/25/33        1,069,192
               Green Tree Financial Corp.
      92,478     Series 1997-4, Class B1...........................      7.23%       02/15/29            6,781
     695,227     Series 1998-4, Class M1...........................      6.83%       04/01/30          433,329
   1,447,966     Series 1999-3, Class M1...........................      6.96%       02/01/31           97,827
              GSAMP Trust
   2,914,626     Series 2006-S5, Class A1 (f)......................      0.33%       09/25/36           94,359
     903,420     Series 2007-HE1, Class A2B (f)....................      0.25%       03/25/47          883,080
               IMC Home Equity Loan Trust
   2,122,534     Series 1997-3, Class B............................      7.87%       08/20/28        1,057,994
   2,227,242     Series 1997-5, Class B (g)........................      7.59%       11/20/28          429,357
               Oakwood Mortgage Investors, Inc.
     725,650     Series 1999-B, Class M1...........................      7.18%       12/15/26          227,724
                                                                                                 -------------
               TOTAL ASSET-BACKED SECURITIES..................................................       8,122,741
               (Cost $6,281,264)                                                                 -------------

SENIOR FLOATING-RATE LOAN INTERESTS - 3.3%

               CONSUMER NON-CYCLICAL - 0.4%
     669,946   Albertsons, Inc., Term Loan B-1 (f).................      4.75%       02/27/16          669,946
                                                                                                 -------------
               FOOD & STAPLES RETAILING - 0.4%
     550,000   Roundy's Supermarkets, Tranche B Term
                 Loan (f)..........................................      5.75%       02/21/21          550,687
                                                                                                 -------------
               HEALTHCARE - 0.7%
   1,000,000   inVentiv Health, Inc., Term Loan B (f)..............      7.50%       08/04/16          999,380
                                                                                                 -------------
               SERVICES - 0.7%
   1,000,000   Caesars Growth Properties, LLC, Term
                 Loan B (f)........................................      7.00%       04/15/21        1,002,500
                                                                                                 -------------
               TELECOMMUNICATIONS - 0.7%
     990,000  Fairpoint Communications, Inc., Term
                 Loan (f)..........................................      7.50%       02/14/19        1,020,235
                                                                                                 -------------
               UTILITY - 0.4%
     834,744   Texas Competitive Electric Holdings Co., LLC,
                 Tranche B2 (f) (j)................................      4.74%       10/10/17          628,838
                                                                                                 -------------
               TOTAL SENIOR FLOATING-RATE LOAN INTERESTS......................................       4,871,586
               (Cost $5,015,326)                                                                 -------------


                       See Notes to Financial Statements                 Page 11

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

   SHARES                                        DESCRIPTION                                         VALUE
------------   -------------------------------------------------------------------------------   -------------
COMMON STOCKS - 2.2%

               AUTOMOTIVE - 0.4%
      33,500   Ford Motor Co..................................................................   $     541,025
                                                                                                 -------------
               INDUSTRIAL CONGLOMERATES - 0.4%
      20,275   General Electric Co............................................................         545,195
                                                                                                 -------------
               SERVICES - 0.3%
      13,250   Iron Mountain, Inc.............................................................         376,830
                                                                                                 -------------
               TELECOMMUNICATIONS - 0.8%
     211,034   Frontier Communications Corp...................................................       1,255,652
                                                                                                 -------------
               UTILITY - 0.3%
      36,000   AES Corp.......................................................................         520,200
                                                                                                 -------------
               TOTAL COMMON STOCKS............................................................       3,238,902
               (Cost $2,843,977)                                                                 -------------

PREFERRED SECURITIES - 0.1%

       3,500   Independence III CDO, Ltd., Series 3A, Class PS (h) (i)........................           3,500
       4,000   Soloso CDO, Ltd., Series 2005-1 (h) (i)........................................          40,000
       9,000   White Marlin CDO, Ltd., Series AI (e) (h) (i)..................................          45,000
                                                                                                 -------------
               TOTAL PREFERRED SECURITIES.....................................................          88,500
               (Cost $0)                                                                         -------------

 PRINCIPAL                                                              STATED        STATED
   VALUE                           DESCRIPTION                          COUPON       MATURITY        VALUE
------------   ----------------------------------------------------   -----------   ----------   -------------
STRUCTURED NOTES - 0.0%

$  5,750,000   Preferred Term Securities XXV, Ltd. (i).............       (h)        06/22/37              575
   2,500,000   Preferred Term Securities XXVI, Ltd.
                 Subordinated Note (i).............................       (h)        09/22/37              250
                                                                                                 -------------
               TOTAL STRUCTURED NOTES.........................................................             825
               (Cost $0)                                                                         -------------

               TOTAL INVESTMENTS - 136.3%.....................................................     200,068,080
               (Cost $187,807,945) (k)

               OUTSTANDING LOAN - (40.4%).....................................................     (59,350,000)
               NET OTHER ASSETS AND LIABILITIES - 4.1%........................................       6,058,983
                                                                                                 -------------
               NET ASSETS - 100.0%............................................................   $ 146,777,063
                                                                                                 =============

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) This security, sold within the terms of a private placement memorandum, is exempt from regiupon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2014, securities noted as such amounted to $42,010,101 or 28.62% of net assets.

(c) Multi-Step Coupon Bond - Coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at April 30, 2014.

(d) This security is a Payment-in-Kind ("PIK") Toggle Note whereby the issuer may, at its option, elect to pay interest in cash at the stated coupon or in PIK at 11.25%. The first interest payment is scheduled for June 1, 2014.

(e)   The issuer is in default. Income is not being accrued.



Page 12                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

(f) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2014.

(g)   Security missed one or more of its interest payments.

(h)   Zero coupon security.

(i) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(j)   This issuer has filed for protection in federal bankruptcy court.

(k) Aggregate cost for financial reporting purposes, which approximates the aggregate costs for federal income tax purposes. As of April 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,327,445 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,067,310.

CDO   Collateralized Debt Obligation

EUR   Euro

USD   United States Dollar

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2014 is as follows(see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE
                                                                                           LEVEL 2           LEVEL 3
                                                           TOTAL          LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                              4/30/2014         PRICES          INPUTS            INPUTS
---------------------------------------------------    -------------    ------------    -------------    ---------------
Corporate Bonds and Notes*.........................    $ 144,349,598    $         --    $ 144,349,598    $            --
Foreign Corporate Bonds and Notes*.................       25,457,017              --       25,457,017                 --
Mortgage-Backed Securities:
   Collateralized Mortgage Obligations.............       11,501,531              --       11,501,531                 --
   Commercial Mortgage-Backed Securities...........        2,437,380              --        2,437,380                 --
Asset-Backed Securities............................        8,122,741              --        8,122,741                 --
Senior Floating-Rate Loan Interests*...............        4,871,586              --        4,871,586                 --
Common Stocks*.....................................        3,238,902       3,238,902               --                 --
Preferred Securities...............................           88,500              --                --            88,500
Structured Notes...................................              825              --              825                 --
                                                       -------------    ------------    -------------    ---------------
Total Investments..................................      200,068,080       3,238,902      196,740,678             88,500
Forward Foreign Currency Contracts**...............            4,688              --            4,688                 --
                                                       -------------    ------------    -------------    ---------------
Total..............................................    $ 200,072,768    $  3,238,902    $ 196,745,366    $        88,500
                                                       =============    ============    =============    ===============


                               LIABILITIES TABLE
                                                                                           LEVEL 2           LEVEL 3
                                                           TOTAL          LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE       UNOBSERVABLE
                                                         4/30/2014         PRICES          INPUTS            INPUTS
                                                       -------------    ------------    -------------    ---------------
Forward Foreign Currency Contracts**...............    $      (7,856)   $         --    $      (7,856)   $            --
                                                       =============    ============    =============    ===============


*  See Portfolio of Investments for industry breakout.

** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2014.

                  See Notes to Financial Statements                      Page 13

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

Beginning Balance at October 31, 2013
   Preferred Securities                                $      88,500
Net Realized Gain (Loss)                                          --
Net Change in Unrealized Appreciation/Depreciation                --
Purchases                                                         --
Sales                                                             --
Transfers In                                                      --
Transfers Out                                                     --
ENDING BALANCE AT APRIL 30, 2014
   Preferred Securities                                       88,500
                                                       -------------
Total Level 3 holdings                                 $      88,500
                                                       =============

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of April 30, 2014.


                                           Forward Foreign Currency Contracts
                              -------------------------------------------------------
                                                                        Purchase             Sale           Unrealized
 Settlement                        Amount             Amount           Value as of       Value as of      Appreciation/
    Date       Counterparty     Purchased (a)        Sold (a)        April 30, 2014     April 30, 2014    (Depreciation)
------------  --------------  -----------------  -----------------  -----------------  ----------------  ----------------
  05/12/14         BNYM       EUR       690,749  USD       953,595  $         958,283  $        953,595  $          4,688
  05/12/14         BNYM       USD     6,408,451  EUR     4,625,000          6,408,451         6,416,307            (7,856)
                                                                                                         ----------------
Net unrealized appreciation (depreciation).............................................................  $         (3,168)
                                                                                                         ================

(a)   Please see Portfolio of Investments for currency description.


Counterparty Abbreviations:
   BNYM  Bank of New York Mellon


Page 14                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2014 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $187,807,945) ................................................      $ 200,068,080
Cash ..................................................................          4,358,506
Unrealized appreciation on forward foreign currency contracts .........              4,688
Receivables:
   Interest ...........................................................          3,572,668
   Dividends ..........................................................              5,988
Prepaid expenses ......................................................             24,285
                                                                             -------------
      Total Assets ....................................................        208,034,215
                                                                             -------------
LIABILITIES:
Outstanding loan ......................................................         59,350,000
Unrealized depreciation on forward foreign currency contracts .........              7,856
Payables:
   Investment securities purchased ....................................          1,639,258
   Investment advisory fees ...........................................            152,048
   Audit and tax fees .................................................             38,308
   Administrative fees ................................................             21,606
   Printing fees ......................................................             14,508
   Legal fees .........................................................              9,264
   Custodian fees .....................................................              6,385
   Interest and fees on loan ..........................................              6,198
   Transfer agent fees ................................................              5,527
   Trustees' fees and expenses ........................................              2,147
   Financial reporting fees ...........................................                771
Other liabilities .....................................................              3,276
                                                                             -------------
      Total Liabilities ...............................................         61,257,152
                                                                             -------------
NET ASSETS ............................................................      $ 146,777,063
                                                                             =============
NET ASSETS CONSIST OF:
Paid-in capital .......................................................      $ 195,193,058
Par value .............................................................             84,589
Accumulated net investment income (loss) ..............................          5,602,994
Accumulated net realized gain (loss) on investments ...................        (66,362,246)
Net unrealized appreciation (depreciation) on investments .............         12,258,668
                                                                             -------------
NET ASSETS ............................................................      $ 146,777,063
                                                                             =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...      $       17.35
                                                                             =============
Number of Common Shares outstanding (unlimited number of Common
Shares has been authorized) ...........................................          8,458,869
                                                                             =============


                       See Notes to Financial Statements                 Page 15

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2014 (UNAUDITED)

INVESTMENT INCOME:
Interest...............................................................      $   7,584,897
                                                                             -------------
   Total investment income.............................................          7,584,897
                                                                             -------------
EXPENSES:
Investment advisory fees...............................................            905,262
Interest and fees on loan..............................................            418,172
Legal fees.............................................................            200,522
Administrative fees....................................................            104,802
Printing fees..........................................................             36,157
Audit and tax fees.....................................................             34,812
Transfer agent fees....................................................             20,020
Custodian fees.........................................................             12,955
Trustees' fees and expenses............................................              9,769
Financial reporting fees...............................................              4,625
Other..................................................................             45,274
                                                                             -------------
   Total expenses......................................................          1,792,370
                                                                             -------------
NET INVESTMENT INCOME (LOSS)...........................................          5,792,527
                                                                             -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................         (2,134,501)
   Forward foreign currency contracts..................................           (121,244)
   Foreign currency transactions.......................................            108,056
                                                                             -------------
Net realized gain (loss)...............................................         (2,147,689)
                                                                             -------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................          1,041,155
   Forward foreign currency contracts..................................            (56,685)
   Foreign currency translation........................................                (96)
                                                                             -------------
Net change in unrealized appreciation (depreciation)...................            984,374
                                                                             -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................         (1,163,315)
                                                                             -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS.......      $   4,629,212
                                                                             =============


Page 16                   See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED             YEAR
                                                                                          4/30/2014          ENDED
                                                                                         (UNAUDITED)       10/31/2013
                                                                                        --------------   --------------
OPERATIONS:
Net investment income (loss)........................................................    $    5,792,527   $   12,538,550
Net realized gain (loss)............................................................        (2,147,689)       1,897,930
Net change in unrealized appreciation (depreciation)................................           984,374        1,770,493
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from operations.....................         4,629,212       16,206,973
                                                                                        --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................        (6,090,386)      (5,633,114)
Return of capital...................................................................        (6,652,538)
                                                                                        --------------   --------------
Total distributions to shareholders.................................................        (6,090,386)     (12,285,652)
                                                                                        --------------   --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings....................                --          112,291
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from capital transactions...........                --          112,291
                                                                                        --------------   --------------
Total increase (decrease) in net assets.............................................        (1,461,174)       4,033,612

NET ASSETS:
Beginning of period.................................................................       148,238,237      144,204,625
                                                                                        --------------   --------------
End of period......................................................................     $  146,777,063   $  148,238,237
                                                                                        ==============   ==============
Accumulated net investment income (loss) at end of period..........................     $    5,602,994   $    5,900,853
                                                                                        ==============   ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period................................................         8,458,869        8,452,416
Common Shares sold through at the market offerings..................................                --            6,453
                                                                                        --------------   --------------
Common Shares at end of period......................................................         8,458,869        8,458,869
                                                                                        ==============   ==============


                       See Notes to Financial Statements                 Page 17

FIRST  TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2014 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................     $    4,629,212
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments..................................................        (31,501,192)
      Sales, maturities and paydowns of investments.............................         31,161,077
      Net amortization/accretion of premiums/discounts on investments...........           (108,000)
      Net realized gain/loss on investments.....................................          2,134,501
      Net change in unrealized appreciation/depreciation on forward foreign
         currency contracts.....................................................             56,685
      Net change in unrealized appreciation/depreciation on investments.........         (1,041,155)
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...........................................            435,848
      Increase in dividends receivable..........................................             (5,988)
      Increase in prepaid expenses..............................................             (5,511)
      Decrease in other assets..................................................              6,042
      Increase in interest and fees on loan payable.............................              1,576
      Decrease in investment advisory fees payable..............................             (2,139)
      Decrease in audit and tax fees payable....................................            (31,892)
      Increase in legal fees payable............................................              4,077
      Decrease in printing fees payable.........................................             (7,915)
      Increase in administrative fees payable...................................              1,599
      Decrease in custodian fees payable........................................            (17,754)
      Increase in transfer agent fees payable...................................                365
      Increase in Trustees' fees and expenses payable...........................                291
      Increase in other liabilities payable.....................................              3,276
                                                                                     --------------

CASH PROVIDED BY OPERATING ACTIVITIES...........................................                         $    5,713,003
                                                                                                         --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net investment income...........         (6,090,386)
      Proceeds from borrowing...................................................          8,650,000
      Repayment of borrowing....................................................         (4,700,000)
                                                                                     --------------

CASH USED IN FINANCING ACTIVITIES...............................................                             (2,140,386)
                                                                                                         --------------
Increase in cash................................................................                              3,572,617
Cash at beginning of period.....................................................                                785,889
                                                                                                         --------------
CASH AT END OF PERIOD...........................................................                         $    4,358,506
                                                                                                         ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                         $      416,596
                                                                                                         ==============

Page 18                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                         SIX MONTHS
                                            ENDED        YEAR         YEAR           YEAR             YEAR               YEAR
                                          4/30/2014      ENDED        ENDED          ENDED            ENDED             ENDED
                                         (UNAUDITED)  10/31/2013   10/31/2012     10/31/2011    10/31/2010(a)(b)   10/31/2009(b)(c)
                                         -----------  -----------  -----------  --------------  ----------------  -----------------
Net asset value, beginning of
   period...............................  $   17.52    $   17.06    $   16.17      $   15.87        $   14.22         $   25.56
                                          ---------    ---------    ---------      ---------        ---------         ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............       0.68         1.48         1.52           0.59             1.86              3.87
Net realized and unrealized gain
   (loss)...............................      (0.13)        0.43         0.90           0.32             1.17            (11.31)
                                          ---------    ---------    ---------      ---------        ---------         ---------
Total from investment operations........       0.55         1.91         2.42           0.91             3.03             (7.44)
                                          ---------    ---------    ---------      ---------        ---------         ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...................      (0.72)       (0.66)       (0.61)         (0.54)              --             (0.27)
Return of capital.......................         --        (0.79)       (0.94)         (0.07)           (1.38)            (3.63)
                                          ---------    ---------    ---------      ---------        ---------         ---------
Total distributions to Common
   Shareholders.........................      (0.72)       (1.45)       (1.55)         (0.61)           (1.38)            (3.90)
                                          ---------    ---------    ---------      ---------        ---------         ---------
Premiums from shares sold in at the
   market offerings.....................         --         0.00(d)      0.02             --               --                --
                                          ---------    ---------    ---------      ---------        ---------         ---------
Net asset value, end of period..........  $   17.35    $   17.52    $   17.06      $   16.17        $   15.87         $   14.22
                                          =========    =========    =========      =========        =========         =========

Market value, end of period.............  $   16.07    $   15.97    $   17.69      $   14.51        $   14.49         $   13.17
                                          =========    =========    =========      =========        =========         =========
TOTAL RETURN BASED ON NET ASSET
   VALUE (e)............................       3.63%       12.19%       16.11%         13.60%           23.46%           (28.92)%
                                          =========    =========    =========      =========        =========         =========
TOTAL RETURN BASED ON MARKET
   VALUE (e)............................       5.30%       (1.38)%      34.16%         11.64%           21.71%           (22.00)%
                                          =========    =========    =========      =========        =========         =========

---------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
   (in 000's)...........................  $ 146,777    $ 148,238    $ 144,205      $ 131,109        $  50,468         $  45,159
Ratio of total expenses to average
   net assets...........................       2.46%(f)     2.22%        2.52%          2.35%            2.29%             1.77%
Ratio of total expenses to average
   net assets excluding interest
   expense..............................       1.89%(f)     1.71%        1.93%          1.93%            2.21%             1.77%
Ratio of net investment income (loss) to
   average net assets...................       7.96%(f)     8.55%        9.52%          9.65%           12.54%            22.79%
Portfolio turnover rate.................         15%          27%          33%            49%             332%(g)           147%(g)
INDEBTEDNESS:
Total loan outstanding (in 000's).......  $  59,350    $  55,400    $  54,400      $  54,400            N/A              N/A
Asset coverage per $1,000 of
   indebtedness (h).....................  $   3,473    $   3,676    $   3,651      $   3,410            N/A              N/A

---------------------------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved a new investment management agreement with First Trust Advisors L.P. and a new sub-advisory agreement with Brookfield Investment Management Inc. ("Brookfield"), and on December 20, 2010, the shareholders voted to approve both agreements.

(b) All share amounts, net asset values and market values have been adjusted as a result of the 1-for-3 reverse share split on September 30, 2011.

(c) On June 29, 2009, the Fund's Board of Trustees approved a sub-advisory agreement with Brookfield, a new sub-advisor, and on October 14, 2009, the shareholders voted to approve the new sub-advisory agreement with Brookfield.

(d)   Amount represents less than $0.01 per share.

(e) Total return is based on the combination of reinvested dividend, capital gain and return of capidistributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(f)   Annualized.

(g) For the fiscal years ended October 31, 2010 and 2009, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in subsequent fiscal years. The turnover rate may vary greatly from year to year as well as within a year.

(h) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.

N/A   Not applicable.


                       See Notes to Financial Statements                Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust Strategic High Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's investments are valued as follows:

     Corporate bonds,notes,U.S. government securities,mortgage-backed securities,asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

     1) benchmark yields;

     2) reported trades;

     3) broker/dealer quotes;

     4) issuer spreads;

     5) benchmark securities;

     6) bids and offers; and

     7) reference data including market research publications.

     Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

     Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price,if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2014 (UNAUDITED)


     The loan assignments, participations and commitments ("Senior Loans")(1) held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist This market,while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by an independent pricing service. The independent pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

     Credit default swaps, if any, are valued using an independent pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

     Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

     Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1)   the fundamental business data relating to the issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the issuer;

       5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12)   other relevant factors.


The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.


(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2014 (UNAUDITED)


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest-only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2014, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2014, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2014 (UNAUDITED)

                                                                                                                            % OF
                                                 ACQUISITION    PRINCIPAL                    CARRYING                       NET
SECURITY                                            DATE      VALUE/SHARES     PRICE           COST          VALUE         ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Banc of America Large Loan, Inc.
   Series 2005-MIB1, Class L, 3.15%, 03/15/22     06/26/06    $   1,548,035 $   9.50      $    291,135   $     147,110      0.10%

Independence III CDO, Ltd.
   Series 3A, Class PS                            04/11/06            3,500     1.00                --           3,500      0.00**

Preferred Term Securities XXV, Ltd.
   Zero Coupon, 06/22/37                          03/27/07    $   5,750,000     0.00*               --             575      0.00**

Preferred Term Securities XXVI, Ltd.
   Subordinated Note, Zero Coupon, 09/22/37       06/06/07    $   2,500,000     0.00*               --             250      0.00**
Soloso CDO, Ltd., Series 2005-1                   04/24/06            4,000    10.00                --          40,000      0.03

White Marlin CDO, Ltd., Series AI                 06/01/07            9,000     5.00                --          45,000      0.03
                                                                                          ------------     -----------     ------
                                                                                          $    291,135     $   236,435      0.16%
                                                                                          ============     ===========     ======


*  Amount is less than $0.01.
** Amount is less than 0.01%.

D. INTEREST-ONLY SECURITIES:

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

E. COLLATERALIZED DEBT OBLIGATIONS:

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

F. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the six months ended April 30, 2014, the amount of notional values of forward foreign currency contracts opened and closed were $40,698,740 and $19,903,395, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2014 (UNAUDITED)


G. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2013, was as follows:

Distributions paid from:
Ordinary income.................................     $  5,633,114
Capital gain....................................               --
Return of capital...............................        6,652,538

As of October 31, 2013, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................     $         --
Undistributed capital gains.....................               --
                                                     ------------
Total undistributed earnings....................               --
Accumulated capital and other losses............      (27,975,760)
Net unrealized appreciation (depreciation)......      (19,063,650)
                                                     ------------
Total accumulated earnings (losses).............      (47,039,410)
Other...........................................               --
Paid-in capital.................................      195,277,647
                                                     ------------
Net assets......................................     $148,238,237
                                                     ============

I. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2013, the Fund had pre-enactment net capital losses for federal income tax purposes of $27,975,760 expiring as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2014 (UNAUDITED)

         EXPIRATION DATE             AMOUNT
         October 31, 2017       $ 5,612,448
         October 31, 2018        15,309,424
         October 31, 2019         7,053,888

Of these losses, $27,941,145 are subject to loss limitation resulting from reorganization activity. Effective October 3, 2011, FHY acquired the assets and assumed the liabilities of First Trust Strategic High Income Fund (FHI) and First Trust Strategic High Income Fund III (FHO) in exchange for shares of FHY pursuant to a reorganization. These limitations generally reduce the utilization of these losses to a maximum of $4,318,194 per year.

During the taxable year ended October 31, 2013, the Fund utilized pre-enactment capital loss carryforwards in the amount of $2,143,447.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of April 30, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

J. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2014, were $33,140,450 and $28,950,343, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2014 (UNAUDITED)


                                 5. BORROWINGS

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $66,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days' prior notice. Effective July 24, 2013, $13,850,000 of the commitment was converted to fixed-rate financing of 2.79% for a seven year period. The borrowing rate on the floating rate financing amount is equal to 1-month LIBOR plus 70 basis points. Under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding for the six months ended April 30, 2014 was $56,023,204, with a weighted average interest rate of 1.34%. As of April 30, 2014, the Fund had outstanding borrowings of $59,350,000 under this committed facility agreement. On the floating rate financing amount, the high and low annual interest rates for the six months ended April 30, 2014 were 0.87% and 0.85%, respectively. The weighted average interest rate at April 30, 2014 was 1.30%.

                           6. COMMON SHARE OFFERINGS

On June 8, 2012, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund used the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Sales of Common Shares made under the sales agreement will be made pursuant to a "shelf" registration statement on Form N-2 (the "Registration Statement") that will require the Fund to obtain effectiveness from the SEC on an annual basis. The Registration Statement has not been effective since February 2013 and therefore Common Shares have not been offered under the sales agreement since that time. Any future sales of Common Shares under the sales agreement will be made pursuant to an effective Registration Statement. For the year ended October 31, 2013, transactions related to offerings under such sales agreement were as follows:


      COMMON                                                NET PROCEEDS
      SHARES      NET PROCEEDS     NET ASSET VALUE           RECEIVED IN
       SOLD         RECEIVED       OF SHARES SOLD     EXCESS OF NET ASSET VALUE
    ----------    ------------     ---------------    -------------------------
      6,453       $    112,291     $      1 09,427    $                  2,864


                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                 8. LITIGATION

The Fund has entered into a settlement of the previously-reported class action lawsuit filed by Lehman Brothers Special Finance, Inc. in the United States Bankruptcy Court for the Southern District of New York (the "Class Litigation"). The settlement fully disposes of all outstanding claims asserted against the Fund and the Fund is no longer a party to the Class Litigation.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On May 20, 2014, the Fund declared a dividend of $0.1200 per share to Common Shareholders of record on June 4, 2014, payable June 10, 2014.

On June 19, 2014, the Fund declared a dividend of $0.1200 per share to Common Shareholders of record on July 3, 2014, payable July 15, 2014.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2014 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

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ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2014 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund, was held on April 23, 2014 (the "Annual Meeting"). At the Annual Meeting, Trustee Robert F. Keith was elected by the Common Shareholders of the First Trust Strategic High Income Fund II as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2017. The number of votes cast in favor of Mr. Keith was 7,274,840, the number of votes against was 125,717 and the number of abstentions was 1,058,312. Richard E. Erickson, Thomas R. Kadlec, Niel B. Nielson and James
A. Bowen are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

RESIDENTIAL MORTGAGE-BACKED SECURITIES RISK: MBS's may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys MBS's at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of MBS's may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS's may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, MBS's are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in MBS's which are interest-only securities ("IO") and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO will fall and the value of an IO security will rise. In addition to the foregoing, residential MBS's are subject to additional risks, including, but not limited to: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, residential property values in various states have declined or remained stable after extended periods of appreciation. A continued decline or an extended flattening in those values may result in


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ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2014 (UNAUDITED)


additional increases in delinquencies and losses on residential mortgage loans generally; (ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underling a residential MBS, unscheduled or early payments of principal and interest may shorten the security's effective maturity and prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Sub-Advisor focuses the Fund's investments on securities that they believe are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities; the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

LEVERAGE RISK: The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its assets (including the amount borrowed) less liabilities other than borrowings. The Fund may use leverage for investment purposes and to meet cash requirements. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. The Fund previously leveraged its assets through the use of reverse repurchase agreements. Reverse repurchase agreements are subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.


                                                                         Page 29


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2014 (UNAUDITED)


FOREIGN SECURITIES RISK: The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include:
(i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.


Page 30


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


FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)       First Trust Strategic High Income Fund II
              ----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 20, 2014
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 20, 2014
     ----------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: June 20, 2014
     ----------------

* Print the name and title of each signing officer under his or her signature.